UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 18, 2023

ESGEN ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-40927	98-1601409
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5956 Sherry Lane, Suite 1400

Dallas, TX 75225

(Address of Principal Executive Offices) (Zip Code)

(214) 987-6100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	ESACU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	ESAC	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	ESACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 18, 2023, ESGEN Acquisition Corporation (“ESGEN” or the “Company”) held an extraordinary general meeting of shareholders (the “Meeting”), to consider and vote upon a proposal to amend, by special resolution, the Company’s amended and restated memorandum and articles of association (the “Extension Proposal”) to: (i) extend from January 22, 2023 to April 22, 2023 (the “Extended Date”), the date (the “Termination Date”) by which, if the Company has not consummated a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving one or more businesses or entities, the Company must: (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the shares sold in the Company’s initial public offering (the “Public Shares”) (in a redemption that will completely extinguish the rights of the owners of the Public Shares as shareholders (including the right to receive further liquidation distributions, if any)) at a per-share price, payable in cash, equal to (1) the aggregate amount then on deposit in the trust account located in the United States with Continental Stock Transfer & Trust Company acting as trustee (“Trust Account”), including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its income taxes, if any, less up to $100,000 of interest to pay winding up and dissolution expenses (net of any taxes payable), divided by (2) the number of the then-outstanding Public Shares; and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Company’s board of directors (the “Board”), liquidate and dissolve, subject in the case of clauses (b) and (c) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law, and (ii) in the event that the Company has not consummated an initial business combination by the Extended Date, to allow the Company, by resolution of the Board and, without any approval of the Company’s shareholders, upon five days’ advance notice prior to the Extended Date, to extend the Termination Date up to six times (with each such extension being upon five days’ advance notice), each by one additional month (for a total of up to six additional months to complete a business combination) (each, an “Additional Extension Date”), provided that the Company’s sponsor, ESGEN LLC (the “Sponsor”) or the Sponsor’s affiliates or permitted designees (the “Lenders” and each a “Lender”) will deposit into the Trust Account for each Additional Extension Date the lesser of (a) US$140,000 or (b) $0.04 for each Public Share that is then-outstanding, in exchange for one or more non-interest bearing, unsecured promissory notes issued by the Company to the Lender. If the Company completes its initial business combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note(s) or convert a portion or all of the amounts loaned under such promissory note(s) into warrants at a price of $1.00 per warrant, which warrants will be identical to the private placement warrants, each exercisable to purchase one Class A ordinary share, par value $0.0001 (“Class A ordinary share”) at $11.50 per share, subject to adjustment, at a price of $1.00 per warrant issued to the Sponsor at the time of the Company’s initial public offering. If the Company does not complete a business combination by the deadline to consummate an initial business combination, such promissory notes will be repaid only from funds held outside of the Trust Account.

As described in Item 5.07 of this Current Report on Form 8-K below, ESGEN shareholders have approved the Extension Proposal. On January 18, 2023, ESGEN filed the charter amendment with the Registrar of Companies of the Cayman Islands (the “Charter Amendment”).

The foregoing description is qualified in its entirety by reference to the Charter Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 18, 2023, ESGEN held the Meeting to approve the Extension Proposal and the proposal by ordinary resolution to approve the adjournment of the Meeting by the chairman thereof to a later date, if necessary (the “Adjournment Proposal”), each as described in the definitive proxy statement of ESGEN relating to the Meeting, which was filed with the Securities and Exchange Commission on December 28, 2022.

As of the close of business on December 21, 2022, the record date for the Meeting, there were approximately 27,900,000 Class A ordinary shares, and 6,900,000 Class B ordinary shares, par value $0.0001 per share (the “Class B ordinary shares” and, together with the Class A ordinary shares, the “ESGEN Shares”), outstanding. A total of 28,542,729 ESGEN Shares, representing approximately 83% of the outstanding ESGEN Shares entitled to vote, were present in person or by proxy, constituting a quorum.

The voting results for the Extension Proposal was as follows:

The Extension Proposal

For	Against	Abstain
23,916,803	4,521,588	104,338

In connection with the vote to approve the Extension Proposal, the holders of 24,703,445 Class A ordinary shares of ESGEN properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.29 per share, for an aggregate redemption amount of approximately $254,198,449.

As there were sufficient votes to approve the Extension Proposal, the Adjournment Proposal was not presented to shareholders.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Amendment to the Amended and Restated Memorandum and Articles of Association of ESGEN Acquisition Corporation.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESGEN Acquisition Corporation

January 18, 2023

	By:	/s/ Andrea Bernatova
	Name:	Andrea Bernatova
	Title:	Chief Executive Officer

3